  Filed Pursuant to Rule 497(d)
Registration File No.: 333-196682

BlackRock Debt Strategies Fund, Inc.

Supplement dated December 5, 2014 to the
Prospectus, dated October 10, 2014, of
BlackRock Debt Strategies Fund, Inc.

This supplement amends certain information in the Prospectus (the "Prospectus"), dated October 10, 2014, of BlackRock Debt Strategies Fund, Inc. (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged.  Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

On December 5, 2014, the Board of Directors of the Fund approved the following fundamental investment policy:  "As a fundamental investment policy, the Fund will at all times invest a portion of its assets in Corporate Loans."

Shareholders should retain this supplement for future reference